Exhibit 10.19

TWELFTH AMENDMENT (2024-2nd) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation amended and restated effective January 1, 2016 (the "Plan"), the Plan is hereby amended as follows, effective January 1, 2025:

1.Exhibit B (Hourly Employees’) is amended by revising existing Section 4.1(a)(10)(xi) to read as follows:

(xi) RF Danbury Employees with Severance from Service Date on or after

January 1, 2022, and prior to January 1, 2025.

Notwithstanding the preamble to this Section 4.1(a) for the RF Danbury Employee whose Severance is on or after January 1, 2022, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefits as of any such date equal to the sum of:

(A)	The number of Years of Accrual Service prior to January 1, 2001, multiplied by $14.00; and

(B)	The number of Years of Accrual Service on or after January 1, 2001, multiplied by $40.00.

2.Exhibit B (Hourly Employees’) is amended by adding a new Section 4.1(a)(10)(xii) to read as follows:

(xii) RF Danbury Employees with Severance from Service Date on or after

January 1, 2025.

Notwithstanding the preamble to this Section 4.1(a) for the RF Danbury Employee whose Severance is on or after January 1, 2025, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefits as of any such date equal to the sum of:

(A)	The number of Years of Accrual Service prior to January 1, 2001, multiplied by $14.00; and

(B)	The number of Years of Accrual Service on or after January 1, 2001, multiplied by $43.00.

AMPHENOL CORPORATION

DATED: December 19, 2024BY:/s/ David Silverman

David Silverman

Its:Senior Vice President, Human Resources